SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.__)

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12
BroadSoft, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)
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*** Exercise Your Right to Vote ***
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE STOCKHOLDER MEETING TO BE HELD ON MAY 5, 2011
BroadSoft, Inc.
Meeting Information

Meeting Type:	BroadSoft, Inc.
Annual Meeting of Stockholders

For holders as of:	March 22, 2011

Meeting Date:	May 5, 2011

Meeting Time:	9:00 A.M. (Eastern Time)

Location:	9737 Washingtonian Boulevard
Gaithersburg, MD 20878
You are receiving this communication because you hold shares in the above named company.
This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet or by mail. We encourage you to access and review all of the important information contained in the proxy materials before voting.
The proxy materials (including the notice, proxy statement, form of proxy, annual report on Form 10-K and related materials) are available online at http://www.amstock.com/ProxyServices/ViewMaterial.asp?CoNumber=16527 or you may request a paper copy (see reverse side).
See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —
How to Access the Proxy Materials

Please visit http://www.amstock.com/ProxyServices/ViewMaterial.asp?CoNumber=16527, where the following materials are available for view:
•	Notice of Annual Meeting of Stockholders

•	Proxy Statement

•	Form of Electronic Proxy Card

•	2010 Annual Report to Stockholders

TO REQUEST MATERIAL:	TELEPHONE: 888-Proxy-NA (888-776-9962) and 718-921-8562 (for international callers)
	E-MAIL:	info@amstock.com
	WEBSITE:	http://www.amstock.com/proxyservices/requestmaterials.asp

— How to Vote —
Please Choose One of the Following Voting Methods

VOTE ONLINE:	To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions. You may enter your voting instructions at www.voteproxy.com up until 11:59 PM Eastern Time on May 4, 2011

VOTE IN PERSON:	You may vote your shares in person by attending the Annual Meeting.

VOTE BY TELEPHONE:	To vote by telephone, please visit https://secure.amstock.com/voteproxy/login2.asp to view the materials and to obtain the toll free number to call.

VOTE BY MAIL:	You may request a card by following the instructions above.

— Voting Items —
The Board of Directors recommends that you vote “FOR” the following:
1.	To elect two (2) directors to the Board of Directors of the Company to serve until the 2014 Annual Meeting of Stockholders and until their successors are duly elected and qualified.
John D. Markley, Jr.
David Bernardi
2.	To approve the Company’s Amended and Restated 2009 Equity Incentive Plan for purposes of complying with Section 162(m) of the Internal Revenue Code.

3.	To approve, on an advisory basis, the compensation of the Company’s named executive officers.
The Board of Directors recommends that you vote “FOR EVERY YEAR” on the following:
4.	To indicate, on an advisory basis, the preferred frequency of stockholder advisory votes on the compensation of the Company’s named executive officers.
The Board of Directors recommends that you vote “FOR” the following:
5.	To ratify the selection by the Audit Committee of the Board of Directors of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2011.